UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________

September 19, 2006

Date of Report (Date of earliest event reported)

FORTUNA GAMING CORP.

(Exact name of registrant as specified in its charter)

NEVADA	98-0389183
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 1-4 4585 Canada Way
Burnaby, British Columbia, Canada	V5G 4L6
(Address of principal executive offices)	(Zip Code)

888-304-1055

Issuer's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01  OTHER EVENTS

The Company has filed amendments to its October 31, 2005 10-KSB, January 31, 2006 10-QSB and April 30, 2006 10-QSB that incorporate expanded disclosure pursuant to comments received by the Securities and Exchange Commission.  The amended January 31, 2006 and April 30, 2006 10-QSB’s have been reviewed by an independent accountant to comply with Item 310(6) of Regulation S-B.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNA GAMING CORP.

Date: September 19, 2006	By:	/s/ Douglas Waugh
Douglas Waugh
Director